Supplement to the currently effective PROSPECTUS

Deutsche Global Inflation Fund

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund’s prospectus.

Darwei Kung, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2011.

Rick Smith, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017.

The following information replaces the existing disclosure for the fund contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectus.

Darwei Kung, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2011.

•	Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.
•	Portfolio Manager: New York.
•	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Rick Smith, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017.

•	Joined Deutsche Asset Management in 2004 with 21 years of industry experience. Prior to joining, he served 11 years as a Fixed Income Investment Grade Portfolio Manager at MFS Investments. Previously, he worked as a Research Analyst at Salomon Brothers.
•	Senior Portfolio Manager: New York.
•	BA in Economics, Vassar College; MBA in Finance, Vanderbilt University.

Please Retain This Supplement for Future Reference

June 30, 2017

PROSTKR-892